                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant /x/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /   Preliminary Proxy Statement

            / /   Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))

            /X/   Definitive Proxy Statement

            / /   Definitive Additional Materials

            / /   Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12

                                 WHX CORPORATION
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

                  No fee required.

            / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

            (1)   Title of each class of securities to which transaction applies:

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            (2)   Aggregate number of securities to which transaction applies:

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            (3)   Exchange  Act Rule  0-11 (Set  forth  the  amount on which the filing fee is calculated and state how it was determined):

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            (4)   Proposed maximum aggregate value of transaction:

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            (5)   Total fee paid:

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            / /   Fee paid previously with preliminary materials.

            / /   Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount Previously Paid:

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            (2)   Form, Schedule or Registration Statement no.:

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            (3)   Filing Party:

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            (4)   Date Filed:

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                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 3, 2003
                                -----------------

To The Holders of Our Common Stock:

            We invite you to attend our annual stockholders' meeting on Tuesday,
June 3, 2003 at the Dupont Hotel,  11th & Market Streets,  Wilmington,  Delaware
19801 at 11:00 a.m. At the meeting,  you will hear an update on our  operations, have a chance to meet some of our directors and executives,  and will act on the following matters:

            1)   To elect three (3) Class I directors to a three-year term;
            2)   To adopt our 2003 Incentive Stock Plan;
            3)   To ratify the appointment of PricewaterhouseCoopers  LLP as our independent accountants for fiscal 2003; and
            4)   Any other matters that properly come before the meeting.

            This booklet  includes a formal  notice of the meeting and the proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

            Only record  holders of WHX common stock at the close of business on
April 14, 2003 will be entitled to vote on the  foregoing  matters at the annual meeting.  Even if you only own a few shares or common stock, we want your shares to be represented at the annual meeting. I urge you to complete,  sign, date and return your proxy card promptly in the enclosed envelope.

            We have  also  provided  you with the  exact  place  and time of the meeting if you wish to attend in person.

                                Sincerely yours,

                                MARVIN L. OLSHAN
                                Secretary

Dated:  New York, New York
        May 5, 2003

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                              2003 PROXY STATEMENT

                               GENERAL INFORMATION

            This  proxy  statement  contains  information  related to the annual meeting of stockholders of WHX Corporation to be held on Tuesday,  June 3, 2003, beginning at 11:00 a.m., at the Dupont Hotel, 11th & Market Streets, Wilmington,
Delaware 19801, and at any postponements or adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

            At the Company's  annual  meeting,  holders of WHX common stock will hear an update on the  Company's  operations,  have a chance to meet some of its directors and executives and will act on the following matters:

            1)   To elect three (3) Class I directors to a three-year term;
            2)   To adopt our 2003 Incentive Stock Plan;
            3)   To ratify the appointment of PricewaterhouseCoopers  LLP as our independent accountants for fiscal 2003; and
            4)   Any other matters that properly come before the meeting.

WHO MAY VOTE

            Holders of the common stock of WHX  Corporation,  as recorded in our stock register on April 14, 2003 (the "Record  Date"),  may vote at the meeting.
As of this date we had 5,405,856 shares of common stock, $.01 par value ("Common
Stock")  eligible to vote.  All shares in this class have equal voting rights of one vote per share.

            We also have  2,573,926  shares of  Series A  Convertible  Preferred
Stock ("Series A Preferred  Stock") and 2,949,000 shares of Series B Convertible
Preferred  Stock  ("Series  B  Preferred  Stock")  outstanding  (together,   the
"Preferred  Stock").  Dividends on the Preferred  Stock have not been paid since the dividend  payment of October 1, 2000. The holders of the Preferred Stock are eligible to elect up to two directors to the Company's  Board of Directors  upon

the  Company's  failure  to  pay  six  quarterly   dividends,   whether  or  not
consecutive. The regularly scheduled dividend payment that was due April 1, 2002 was the sixth dividend non-payment.  Accordingly, the holders of Preferred Stock have the  right to elect up to two  directors  to our  Board of  Directors.  The election of up to two directors by the holders of the Preferred  Stock may occur at the  annual  meeting,  but  will be by  separate  action  of the  holders  of
Preferred  Stock.  Subject  to  requirements  and  procedures  set  forth  in an
Information  Statement  which is  being  mailed  separately  to the  holders  of
Preferred Stock, the holders of Preferred Stock are not eligible to vote at this meeting on the proposals described above.

ATTENDING IN PERSON

            Only  holders  of Common  Stock and  Preferred  Stock,  their  proxy holders,  and our invited  guests may attend the meeting.  If you wish to attend the meeting in person but you hold your shares through  someone else,  such as a stockbroker,  you must bring proof of your ownership and  identification  with a photo at the meeting.  For example, you could bring an account statement showing that you  beneficially  owned WHX  Corporation  shares  as of April 14,  2003 as acceptable proof of ownership.

                    INSTRUCTIONS FOR HOLDERS OF COMMON STOCK

HOW TO VOTE

            You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

            Holders of Common Stock whose shares are registered  directly on the books of the Company  may vote either by  telephone  or via the  Internet.  Your telephone or Internet vote authorizes the named proxies in the same manner as if you had  executed  a proxy  card  and  returned  it by  mail.  Instructions  for registered  stockholders  interested  in voting by telephone or via the Internet are set forth on the enclosed  proxy card.  The  telephone  and Internet  voting procedures are designed to authenticate the stockholder's  identity and to allow stockholders to vote their shares and confirm that their  instructions have been properly recorded.

            If your  shares are  registered  in the name of a bank or  brokerage firm, you may be eligible to vote your shares  electronically  over the Internet or by telephone.  If your voting form does not  reference  Internet or telephone information,  please  complete and return the paper form in the  self-addressed, postage paid envelope provided.

HOW PROXIES WORK

            Our Board of  Directors  is asking  for your  proxy.  Giving us your proxy  means you  authorize  us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposal or abstain from voting.

            Proxies  submitted by mail,  telephone or Internet  will be voted by the individuals named on the proxy card in the manner you indicate.  If you give us your proxy but do not specify how you want your  shares  voted,  they will be voted in accordance with the Board of Directors  recommendations,  i.e. in favor of all our director  nominees,  in favor of the 2003 Incentive Stock Plan and in favor of the  ratification of the appointment of  PricewaterhouseCoopers  LLP as our independent accountants.

            You may receive more than one proxy or voting card  depending on how you hold  your  shares.  If you hold  shares  through  someone  else,  such as a stockbroker,  you may get materials  from them asking how you want to vote.  The latest  proxy  card we  receive  from you will  determine  how we will vote your shares.

REVOKING A PROXY

            There are three ways to revoke your proxy.  First,  you may submit a new proxy with a later date up until the existing proxy is voted.  Secondly, you may  vote in  person  at the  meeting.  Lastly,  you may  notify  our  corporate secretary in writing at 110 East 59th Street, New York, New York 10022.

QUORUM

            In order to act on the proposals  described  herein,  we must have a quorum  of  shares  of  Common  Stock.  This  means at least a  majority  of the outstanding  shares of Common Stock  eligible to vote must be represented at the meeting,  either by proxy or in person.  Shares that we own are not voted and do not count for this purpose.

VOTES NEEDED

            The director nominees receiving a plurality of the votes cast during the  meeting  will be  elected to fill the seats of our Class I  directors.  For other  proposals to be approved,  the favorable  vote of a majority of the votes cast is  required.  Votes that are  withheld  from voting on a proposal  will be excluded entirely and will have no effect in determining the quorum. Abstentions and broker non-votes count for quorum purposes and otherwise they have no impact in the election of directors,  the adoption of our 2003 Incentive  Stock Plan or the  ratification  of auditors.  Broker  non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Common Stock of WHX  Corporation  (the  "Company")  outstanding at April 14,
2003, by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common  Stock,  (ii) each  director,  (iii) each of the executive  officers  named in the  summary  compensation  table  and (iv) by all directors and executive officers of the Company as a group.

                                                      Shares Beneficially          Percentage
Name and Address of Beneficial Owner (1)                   Owned(2)                of Class(2)
----------------------------------------                   --------                -----------
Deutsche Bank A.G.(3)
TaunusanIage 12, D-60325
Frankfurt am Main, Federal Republic of Germany.......      1,657,490                 3.9%
WPN Corp.(4)
110 E. 59th Street
New York, New York  10022............................        568,413                 9.6%
Dimensional Fund Advisors Inc.(5)
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401......................        406,736                 7.5%
Gabelli Asset Management, Inc.(6)
One Corporate Center,
Rye, New York  10580.................................        795,910                13.9%
Alliance Capital Management L.P.(7)
1290 Avenue of the Americas
New York, New York  10104............................        387,366                 7.2%
Dewey Square Investors Corporation(8)
One Financial Center
Boston, Massachusetts  02111.........................        288,806                 5.3%
Ronald LaBow.........................................        568,413(4)              9.6%
Neil D. Arnold.......................................         61,879(9)              1.1%
Robert A. Davidow....................................         61,372(10)             1.1%
William Goldsmith....................................         33,329(9)               *
Robert D. LeBlanc....................................        101,559(11)             1.9%
Marvin L. Olshan.....................................         37,772(12)              *
Raymond S. Troubh....................................         48,995(13)              *
James G. Bradley.....................................         86,666(9)              1.6%
Robert K. Hynes......................................         22,609(14)              *
Louis Klein Jr.......................................          2,000                  *
Garen W. Smith ......................................         63,397(15)             1.2%
All Directors and Executive Officers as a Group
(11 persons) ........................................      1,087,991(16)            17.1%

-------------------
*           less than one percent.

(1)         Each  stockholder,  director and  executive  officer has sole voting power  and  sole  dispositive  power  with  respect  to  all  shares beneficially owned by him, unless otherwise indicated.
(2)         Based upon shares of Common Stock  outstanding  at April 14, 2003 of
            5,405,856   shares.   Share  totals  are  adjusted  to  reflect  the
            one-for-three reverse stock split effectuated on August 22, 2002.
(3)         Based on a  Schedule  13G/A  filed in May 2002,  Deutsche  Bank A.G.
            beneficially  holds 871,000  shares of Series A Preferred  Stock and
            738,360 shares of Series B Preferred Stock  convertible into 919,950 and 603,240 shares of Common Stock, respectively, and 134,300 shares of Common Stock.
(4)         Based on a Schedule 13D filed jointly in December 1997 by WPN Corp.,
            Ronald  LaBow,  Stewart  E. Tabin and Neale X.  Trangucci.  Includes
            527,500  shares of Common Stock  issuable  upon  exercise of options within 60 days hereof.  Ronald LaBow, the Company's Chairman, is the sole stockholder of WPN Corp. Consequently,  Mr. LaBow may be deemed to be the  beneficial  owner of all shares of Common  Stock owned by
            WPN Corp. Mr. LaBow disclaims beneficial ownership of the options to purchase 133,332 shares of Common Stock held by WPN Corp. as nominee for Messrs. Tabin and Trangucci, all of which are exercisable within
            60 days  hereof.  Messrs.  Tabin  and  Trangucci  are  officers  and directors  of WPN Corp.  and  disclaim  beneficial  ownership of all shares of Common  Stock  owned by WPN Corp.,  except for  options to purchase  such 133,332  shares of Common Stock held by WPN Corp.  as nominee for Messrs.  Tabin and Trangucci.  Each of Messrs. Tabin and
            Trangucci  holds  options,  exercisable  within 60 days  hereof,  to purchase 180,549 shares of Common Stock.
(5)         Dimensional  Fund  Advisors,  Inc.  ("Dimensional"),  an  investment advisor registered under Section 203 of the Investment  Advisors Act of 1940,  furnishes  investment advice to four investment  companies registered  under the Investment  Company Act of 1940, and serves as investment  manager to certain  other  commingled  group  trusts and separate accounts. (These investment companies,  trusts and accounts are the  "Funds.")  In its role as  investment  advisor or  manager,
            Dimensional  possesses  voting and/or  investment power over 406,736 shares of WHX  Corporation  Stock as of December 31, 2002. The Funds
            own all  securities  reported  in this  statement,  and  Dimensional disclaims beneficial ownership of such securities.
(6)         Based on a Schedule  13D/A filed in December  2002,  Gabelli  Funds,
            LLC, GAMCO Investors, Inc., Gabelli Securities, Inc., MJG Associates
            Inc.  and Gabelli  Advisors,  Inc.  collectively  beneficially  hold
            795,910 shares of Common Stock.  This amount includes 154,809 shares of Series A Preferred Stock and 168,056 shares of Series B Preferred
            Stock  convertible  into 163,509 and 137,301 shares of Common Stock, respectively.
(7)         Based on a Schedule  13G filed  jointly in February  1999,  Alliance
            Capital  Management,  L.P.,  AXA, AXA Assurances  I.A.R.D.  Mutuelle
            ("AXAAIM"),  AXA Assurances Vie Mutuelle ("AXAAVM"), AXA Conseil Vie
            Assurance  Mutuelle  ("AXACVAM"),  AXA Courtage  Assurance  Mutuelle
            ("AXACAM")   and  The   Equitable   Companies,   Inc.   collectively
            beneficially hold 387,366 shares of Common Stock. The address of AXA is 9 Place  Vendome 75001 Paris,  France.  The address of AXAAIM and
            AXAAVM is 21, rue de Chateaudun 75009 Paris,  France. The address of
            AXACVAM  is  100-101  Terrasse  Boieldieu  92042  Paris La  Defense,
            France. The address of AXACAM is 26, rue Louis le Grand 75002 Paris,
            France.

(8)         Based on a  Schedule  13G/A  filed in  January  1999,  Dewey  Square
            Investors Corp.  beneficially  holds 288,806 shares of Common Stock.
            This amount includes Common Stock issuable upon their  conversion of
            Preferred Stock.
(9)         Consists of shares of Common Stock  issuable upon their  exercise of options within 60 days hereof.
(10)        Includes  34,439 shares of Common Stock issuable upon their exercise of options within 60 days hereof, and approximately 26,933 shares of
            Common Stock  issuable upon  conversion of 25,500 shares of Series A
            Preferred Stock.
(11)        Includes  86,666 shares of Common Stock issuable upon their exercise of options within 60 days hereof, 12,077 shares of Common Stock, and
            817 shares of Common Stock issuable upon  conversion of 1,000 shares of Series B Preferred  Stock  owned  directly  by Mr.  LeBlanc,  333 shares of Common Stock held by Mr.  LeBlanc's  wife and 1,666 shares of Common Stock held by Mr. LeBlanc's children. Mr. LeBlanc resigned from his positions with the Company effective March 14, 2003.
(12)        Includes  34,439 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(13)        Includes  31,662 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(14)        Includes  20,274 shares of Common Stock issuable upon their exercise of options within 60 days hereof.
(15)        Includes  53,914 shares of Common Stock issuable upon their exercise of options  within 60 days  hereof,  and 817 shares of Common  Stock issuable  upon  conversion  of 1,000  shares of  Series B  Preferred
            Stock.
(16)        Includes 970,968 shares of Common Stock issuable upon their exercise of options within 60 days hereof.

                                 PROPOSAL NO. 1
                          ELECTION OF CLASS I DIRECTORS

            The Company's  Certificate of  Incorporation  and Bylaws provide for the classification of the Board of Directors into three classes. The term of the current  Class I Directors  expires at the 2003 Annual  Meeting of  Stockholders
(the  "Meeting")  and when  their  successors  are duly  elected  and shall have qualified.  All  nominees  are  currently  Class  I  Directors  of the  Company.
Management  has no reason to believe that any of the nominees  will be unable or unwilling  to serve as a  director,  if  elected.  Should any  nominee  not be a candidate at the time of the Meeting (a situation which is not now anticipated), proxies may be voted in favor of the  remaining  nominees  and may be also voted for a substitute nominee selected by the Board of Directors.

            Unless authority is specifically withheld, proxies will be voted for the election of the nominees  named below,  to serve as Class I Directors of the
Company for a term of office to expire at the third succeeding Annual Meeting of
Stockholders  and until their  successors  have been duly elected and qualified.
Class I Directors  shall be elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  The Class II and Class III Directors will continue to serve their respective terms, with the three Class II Directors having a term that will expire at the 2004 Annual Meeting of  Stockholders  of the Company and
the three Class III Directors  having a term that will expire at the 2005 Annual
Meeting of Stockholders of the Company.

            The Company also has  2,573,926  shares of Series A Preferred  Stock and 2,949,000 shares of Series B Preferred Stock  outstanding.  Dividends on the
Preferred  Stock  have not been paid  since the  dividend  payment of October 1,
2000.  The  holders  of the  Preferred  Stock  are  eligible  to elect up to two directors to the Company's Board of Directors upon the Company's  failure to pay six quarterly  dividends,  whether or not consecutive.  The regularly  scheduled dividend payment that was due April 1, 2002 was the sixth dividend  non-payment.
Accordingly,  the holders of  Preferred  Stock have the right to elect up to two directors to the  Company's  Board of  Directors.  The holders of the  Preferred
Stock are not eligible to vote on the following three Class I nominees.  Holders of  Preferred  Stock  are only  eligible  to vote to  elect up to two  directors nominated  by  holders of  Preferred  Stock,  as  described  in the  Information
Statement sent directly to holders of Preferred Stock.

            The Company's  Certificate  of  Incorporation  currently  limits the maximum  size of the  Board  to ten  directors.  The  Board  presently  has nine directors on it, and assuming the  election of the  nominees,  will  continue to have nine directors.  If the holders of Preferred Stock elect the maximum of two directors  nominated by the holders of the Preferred Stock at the Meeting,  then one of the other nine  directors  will resign so that  following the election of such two directors by the holders of Preferred Stock, the Board will not have in excess of ten directors.

            The names of the nominees and certain  information  concerning  them are set forth:

                                        Principal Occupation                                First Year
                      Class of         for the Past Five Years                               Became
Name                  Director    and Current Public Directorships               Age      a Director(1)
----                  --------    --------------------------------               ---      -------------

William Goldsmith        I         DIRECTOR.    Management   and   Marketing      83           1987
                                   Consultant since 1984.  Chairman of Nucon
                                   Energy  Corp.  since  1997 and TMP,  Inc.
                                   from January  1991 to 1993.  Chairman and
                                   Chief Executive  Officer of Overspin Golf
                                   Corp.  from  1993 to 1997.  Chairman  and
                                   Chief  Executive  Officer  of Fiber  Fuel
                                   International,  Inc.,  from 1994 to 1997.
                                   Life    Trustee   to   Carnegie    Mellon
                                   University   since   1980.   Director  of
                                   Skidaway  Heath and Living  Services Inc.
                                   since 2002.

Louis Klein Jr.          I         Director.  Trustee of  Manville  Personal      67           2002
                                   Injury   Settlement   Trust  since  1991.
                                   Trustee   of  WT   Mutual   Fund  and  WT
                                   Investment  Trust  I  (Wilmington  Trust)
                                   since 1998.

Howard Mileaf            I         DIRECTOR.  Consultant  since  2001.  Vice      66           2002
                                   President  and  General  Counsel  of  the
                                   Company  from 1993 to 2001.  Director  of
                                   Web Financial Corporation.

            The  names of the  Class II and Class  III  Directors,  whose  terms expire at the 2004 and 2005  annual  meeting  of  stockholders  of the  Company, respectively, who are currently serving their terms, are set forth below:

                                        Principal Occupation                                First Year
                      Class of         for the Past Five Years                               Became
Name                  Director    and Current Public Directorships               Age      a Director(1)
----                  --------    --------------------------------               ---      -------------

Marvin L. Olshan         II        DIRECTOR.  Secretary of the Company since      74           1991
                                   1991.  Partner,   Olshan  Grundman  Frome
                                   Rosenzweig  & Wolosky  LLP,  from 1956 to
                                   2002, and Of Counsel since 2002.

Garen W. Smith           II        DIRECTOR.  Chairman of the Board of Handy      60           2002
                                   & Harman,  a  subsidiary  of the Company,
                                   since 2003. Vice President, Secretary and
                                   Treasurer   of   Abundance    Corp.,    a
                                   consulting company, since 2002. President
                                   and Chief  Executive  Officer  of Unimast
                                   Incorporated from 1991 to 2002.

Raymond S. Troubh        II        DIRECTOR.  Financial  Consultant  for  in      76           1992
                                   excess of past five years.  Mr. Troubh is
                                   also a director of ARIAD Pharmaceuticals,
                                   Inc.,  Diamond Offshore  Drilling,  Inc.,
                                   Enron Corp.,  General American  Investors
                                   Company,  Gentiva Health Services,  Inc.,
                                   Hercules    Incorporated    and    Triarc
                                   Companies,   Inc.,  a  holding   company.
                                   Trustee  of  Petrie  Stores   Liquidating
                                   Trust.

Neil D. Arnold          III        DIRECTOR AND VICE  CHAIRMAN OF THE BOARD.      54           1992
                                   Officer   of  WPN  Corp.,   a   financial
                                   consulting  company,  since  August 2001.
                                   Private  Investor  since May 1999.  Group
                                   Finance Director of Lucas Varity plc from
                                   December 1996 to May 1999,  and Executive
                                   Vice  President -  Corporate  Development
                                   from September 1996 to December 1996.

Robert A. Davidow       III        DIRECTOR.  Private investor since January      61           1992
                                   1990.  Director of Arden  Group,  Inc., a
                                   supermarket holding company.
Ronald LaBow            III       CHAIRMAN OF THE BOARD.  President of Stonehill  67           1991
                                  Investment Corp. since February  1990.

------------------
(1) The Company and its subsidiaries were reorganized into a new holding company structure ("Corporate  Reorganization") on July 26, 1994. Prior to the Corporate
Reorganization,  all directors of the Company who were  directors at the time of the Corporate Reorganization were directors of Wheeling-Pittsburgh Corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

                                       10

MEETINGS AND COMMITTEES

            The  Board  of  Directors  met on 5  occasions  and took  action  by unanimous  written consent on 3 occasions  during the fiscal year ended December
31, 2002.  There are five  Committees of the Board of  Directors:  the Executive
Committee,  the Audit  Committee,  the  Compensation  Committee,  the Nominating
Committee  and  the  Stock  Option   Committee   (for  the  1991  Incentive  and
Nonqualified  Stock Option Plan and the 2001 Stock Option Plan).  The members of the Executive Committee are Ronald LaBow,  Robert A. Davidow,  Marvin L. Olshan,
Raymond S. Troubh and Neil D. Arnold.  The  Executive  Committee  took action by unanimous  written consent on 2 occasions  during the fiscal year ended December
31, 2002.  The  Executive  Committee  possesses  and exercises all the power and authority  of the Board of  Directors  in the  management  and  direction of the business and affairs of the Company  except as limited by law and except for the power to change the membership or to fill vacancies on the Board of Directors or the Executive Committee. The members of the Audit Committee are Louis Klein Jr.,
Robert A. Davidow and William Goldsmith.  The Audit Committee met on 6 occasions during the fiscal year ended December 31, 2002. The primary purpose of the Audit
Committee is to assist the Board of Directors in fulfilling  its  responsibility to oversee the Company's  financial  reporting  activities.  The Audit Committee annually  selects  independent  public  accountants  to serve as auditors of the
Company's books, records and accounts, reviews the scope of the audits performed by such  auditors and the audit reports  prepared by them,  reviews and monitors the Company's internal  accounting  procedures and monitors  compliance with the
Company's Code of Ethics Policy and Conflict of Interest  Policy.  A report from the  Audit  Committee  is also  included  in this  Proxy  Statement,  see  Audit
Committee  Report.  The  members  of the  Compensation  Committee  are Robert A.
Davidow,  William Goldsmith and Marvin L. Olshan. The Compensation Committee met
on 2  occasions  and took  action by  unanimous  written  consent on 2 occasions during the fiscal year ended  December  31,  2002.  The  Compensation  Committee reviews  compensation  arrangements  and personnel  matters.  The members of the
Nominating  Committee are Ronald LaBow,  Marvin L. Olshan and Robert A. Davidow.
The Nominating Committee took action by unanimous written consent on 3 occasions during the  fiscal  year ended  December  31,  2002.  The  Nominating  Committee recommends nominees to the Board of Directors of the Company. The members of the
Stock Option  Committee are Raymond S. Troubh and Robert A.  Davidow.  The Stock
Option  Committee  administers  the  granting  of stock  options  under the 1991
Incentive  and  Nonqualified  Stock  Option Plan (the "1991  Plan") and the 2001
Stock Option Plan (the "2001 Plan").  The Stock Option  Committee took action by unanimous  written  consent on 1 occasion  during the fiscal year ended December
31, 2002.

            Directors of the Company who are not employees of the Company or its subsidiaries  are entitled to receive  compensation  for serving as directors in the amount of $40,000 per annum and $1,000 per Board Meeting, $800 per Committee
Meeting attended in person and $500 per telephonic meeting (other than the Stock
Option  Committee and the Audit  Committee),  and $1,000 per day of consultation

                                       11

and other  services  provided  other than at meetings of the Board or Committees thereof,  at the request of the Chairman of the Board.  Committee  Chairmen also receive  an  additional  annual  fee of  $1,800  (other  than the  Stock  Option
Committee  and the Audit  Committee).  Each Audit  Committee  member  receives a payment of $20,000 per year, and the chairman of the Audit Committee  receives a payment of $25,000 per year.  Directors of the Company  (other than the Chairman of the Board or directors who are employees of the Company or its  subsidiaries)
also received  options to purchase  25,000 shares of Common Stock on December 1,
1997 and receive  options to purchase  5,000 shares of Common Stock per annum on the date of each annual meeting of stockholders up to a maximum of 40,000 shares of Common Stock pursuant to the Company's 1997 Directors  Stock Option Plan (the
"1997 Plan").  All directors of the Company except for Messrs.  Klein and Mileaf permitted to  participate  in the 1997 Plan have received the maximum  number of shares permitted to be issued thereunder.

            Pursuant to a management  agreement effective as of January 3, 1991, as amended (the "Management Agreement"), approved by a majority of the Company's disinterested  directors, WPN Corp. ("WPN"), of which Ronald LaBow, the Chairman of the  Board  of the  Company,  is the  sole  stockholder  and an  officer  and director,  provides financial,  management,  advisory and consulting services to
the  Company,   subject  to  the   supervision  and  control  of  the  Company's
disinterested  directors.  The  Management  Agreement has a two-year term and is renewable  automatically for successive  two-year periods,  unless terminated by either  party upon 60 days'  notice  prior to the  renewal  date.  In 2002,  WPN received a monthly fee of $520,833.33.  WPN Corp. also receives certain benefits from financial  intermediaries which it transacts business with on behalf of the
Company in the form of research  materials and  services,  which are used by WPN
Corp. on behalf of the Company and in connection with its other activities.  For the  fiscal  year  2002,  the  amount of such  reimbursement  was  approximately
$75,000. The Company believes that the cost of obtaining the type and quality of services  rendered by WPN under the  Management  Agreement is no less  favorable than that at which the Company  could  obtain such  services  from  unaffiliated entities. See "Executive Compensation -- Management Agreement with WPN."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934 requires the
Company's  executive  officers and directors,  and persons who  beneficially own more  than ten  percent  (10%) of a  registered  class of the  Company's  equity securities,  to file  reports of  ownership  and changes in  ownership  with the
Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting  person is a trustee and a beneficiary  (or for which a member of  his  immediate  family  is a  beneficiary)  may  have a  separate  reporting obligation  with  regard to  ownership  of the  Common  Stock  and other  equity securities of the Company.  Such reporting  persons are required by rules of the
Securities  and  Exchange  Commission  to furnish the Company with copies of all
Section  16(a)  reports  they file.  Based solely upon a review of the copies of such  forms  furnished  to the  Company  and  written  representations  from the
Company's  executive  officers,  directors  and greater  than ten percent  (10%)
beneficial  stockholders,  the  Company  believes  that  during  the year  ended

                                       12

December 31, 2002, all persons subject to the reporting  requirements of Section
16(a) filed the required reports on a timely basis.

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                    Principal Occupation for the Past
Name                          Five Years and Current Public Directorships            Age
----                          -------------------------------------------            ---

James G. Bradley       EXECUTIVE VICE  PRESIDENT.  President and Chief Executive      58
                       Officer of WPSC and WPC since April 1998.  President  and
                       Chief  Operating  Officer of Keppel  Steel  Company  from
                       October 1997 through  April 1998.  Vice  President of WHX
                       from October 1995 through  October 1997.  Executive  Vice
                       President-  Operations  of WPSC from October 1995 through
                       October 1997.

Robert K. Hynes        CHIEF FINANCIAL  OFFICER.  Chief Financial  Officer since      48
                       January  2003.  Vice  President--Finance  from  June 2001
                       through  January 2003.  Vice President of H&H since March
                       2000.  Director of Audit and  Financial  Standards of H&H
                       from April 1995 through March 2000.

Daniel P. Murphy       PRESIDENT,  HANDY & Harman.  President  of Handy & Harman      42
                       since  February  2003.  Vice  President of Handy & Harman
                       Engineered  Materials  Group from  January  2002  through
                       February 2003. President of Olympic  Manufacturing Group,
                       Inc. from February 1994 through December 2001.

                                       13

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following table sets forth, for the fiscal years indicated,  all compensation awarded to, paid to or earned by the following type of executive  officers for the fiscal  years ended  December 31, 2000,  2001 and
2002: (i)  individuals who served as, or acted in the capacity of, the Company's principal  executive  officer for the fiscal year ended  December  31, 2002 (Mr.
LeBlanc served as the Company's  Principal  Executive Officer in 2002); (ii) the
Company's other most highly compensated executive officers,  which together with the Principal Executive Officer are the most highly compensated  officers of the
Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended  December  31, 2002 and who were  employed at the end of fiscal year 2002;
and (iii) up to two additional  individuals for whom disclosure  would have been provided  but for the fact that the  individual  was not serving as an executive officer of the  Company at the end of fiscal  year  2002.  Please  note that the executive  officers  identified  in (i),  (ii) and (iii) above are  collectively referred to as the "Named Executive Officers."

                                                     SUMMARY COMPENSATION TABLE

                                                                                                Long Term
                                               Annual Compensation                             Compensation
                                         -------------------------------------------         -------------------
                                                                        Other Annual             Securities            All Other
                                           Salary        Bonus          Compensation             Underlying           Compensation
Name and Principal Position      Year        ($)        ($)(1)             ($)(2)                Options (#)             ($)(3)
---------------------------      ----      -------    ---------         -------------        -------------------     --------------

Robert D. LeBlanc(4)             2002      486,615        --                 --                  17,500                   3,045(5)
Executive Vice President         2001      460,000        --                 --                  53,333                   2,771(5)
(Principal Executive Officer)    2000      433,500      175,000              --                   --                      2,496(5)

James G. Bradley                 2002      357,917                                                                       17,500
Executive Vice President         2001      385,000        --                 --                   --                     14,350
                                 2000      400,000        --                 --                   --                     12,350

Robert K. Hynes                  2002      219,961        --                 --                   7,500                     715(5)
Chief (5) Officer (6)            2001      174,277       15,000              --                  16,666                     716(5)
                                 2000      138,882       55,000              --                   3,333                     462(5)

---------------------------
(1)         Messrs.  LeBlanc and Hynes were granted bonuses  pursuant to the H&H
            Management  Incentive  Plan in 2001 for  services  performed  in the prior year. Mr. Hynes was granted a bonus by the Company in 2002 for services  performed in the prior year.  All bonus  amounts have been attributed to the year in which the services were performed.

                                       14

(2)         Excludes   perquisites  and  other  personal   benefits  unless  the
            aggregate amount of such  compensation  exceeds the lesser of either
            $50,000 or 10% of the total of annual salary and bonus  reported for such Named Executive Officer.
(3)         Amounts   shown,   unless   otherwise   noted,    reflect   employer
            contributions to pension plans.
(4)         Mr. LeBlanc  resigned from his positions with the Company  effective
            March 14, 2003.
(5)         Represents insurance premiums paid by the Company.
(6)         Mr. Hynes'  employment as an officer of the Company  commenced  June
            2001.  Prior to such time,  he was an employee of Handy & Harman,  a subsidiary of the Company.

            OPTION  GRANTS  TABLE.   The  following  table  sets  forth  certain
information  regarding  stock option grants made to each of the Named  Executive
Officers during the fiscal year ended December 31, 2002.

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               Potential Realizable
                                                                                                Value at Assumed
                                                                                               Annual Rates of Stock
                                                                                                Price Appreciation for
                                   Individual Grants                                                 Option Term
                                   -----------------                                                 -----------
                                               % of Total
                                                Options
                        Number of Securities    Granted to        Exercise
                         Underlying Options    Employees in         Price      Expiration
Name                         Granted(1)         Fiscal Year        ($/Sh)         Date            5%($)        10%($)
----                         ----------         -----------        -------        ----            -----        ------

Robert D. LeBlanc.......       17,500              20.3%           $2.30        Expired             -            -
James G. Bradley........          0                  -               -             -                -            -
Robert K. Hynes.........        7,500               8.7%           $2.30         9/9/12          $10,848      $27,492

-------------------

(1)         All options were granted under the Company's  2001 Stock Option Plan on September 10, 2002.  33.33% of such options vested upon the grant date,  33.33%  vest on the first  anniversary  of the grant date and
            33.34% vest on the second anniversary of the grant date.

                                       15

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

            The  following  table  sets  forth  certain  information  concerning unexercised  stock options held by the Named  Executive  Officers as of December
31, 2002.

                           Number of Securities Underlying    Value of Unexercised In-the-
                             Unexercised Options at 2002         Money Options at 2002
                                 Fiscal Year-End ($)(1)            Fiscal Year-End(#)(1)
Name                           Exercisable/Unexercisable          Exercisable/Unexercisable
----                       -------------------------------   ------------------------------

Robert D. LeBlanc.........           110,273/47,226                13,413.60/26,836.40
James G. Bradley..........              86,666/0                           0/0
Robert K. Hynes...........            20,274/10,558                     5,750/11,500

-------------------

(1)         On December 31, 2002,  the last  reported  sales price of the Common
            Stock as reported on the New York Stock Exchange  Composite Tape was
            $2.45.

                                       16

                        EQUITY COMPENSATION PLAN SUMMARY

            The following  table sets forth  information as of December 31, 2002 regarding the number of shares of Common Stock issued and available for issuance under the Company's existing equity compensation plans:

                                                                                       Number of
                                                                                  securities remaining
                                                                                  available for future
                                                                                       issuance
                                Number of securities                                  under equity
                                 to be issued upon         Weighted-average        compensation plans
                                     exercise of          exercise price of      (excluding securities
                                 outstanding options,    outstanding options,          reflected
    Plan category                warrants and rights     warrants and rights         in column (a))

                                          (a)                   (b)                       (c)
Equity compensation plans
approved by security
holders                                2,013,298              $27.805                   670,035

Equity compensation plans
not approved by security
holders                                    __                   __                        __

Total                                  2,013,298              $27.805                   670,035

            LONG-TERM  INCENTIVE  AND  PENSION  PLANS.  Other than as  described below,  the Company does not have any  long-term  incentive  or defined  benefit pension plans.

            In January  1999,  H&H amended and restated its Long Term  Incentive
Plan  ("LTIP"),  in which the final cycle had been  terminated  on December  31,
1998. The current LTIP is a performance-based  plan pursuant to which executives
of  H&H  earn  the  right  to  receive  awards  based  on  the   achievement  of
pre-established   financial  performance  and  other  goals.  The  amended  LTIP established  overlapping  cycles with each cycle encompassing five fiscal years, commencing  on January 1, 1999.  LTIP  participants  are selected by H&H's Chief

                                       17

Executive  Officer and the  Compensation  Committee of the Board of Directors of
the Company. Messrs. LeBlanc and Hynes are the only Named Executive Officers who are participants in the Amended and Restated LTIP.

            H&H maintains the Supplemental Executive Retirement Plan ("SERP") to
provide  executive  officers the amount of reduction  in their  formula  pension benefits  under the WHX Pension Plan on account of the  limitation  on pay under
Section  401(a)(17) of the Internal  Revenue Code ("IRC") and the  limitation on benefits  under  Section 415 of the IRC.  The SERP also  applies the WHX Pension
Plan  formula to the  Career  Average  Pay after  including  100  percent of the amounts  received under the Handy & Harman  Management  Incentive Plan.  Amounts
received under the SERP are not subject to Cost of Living increases.

            The following Table shows the projected Annual Retirement  Benefits, payable on the basis of ten years of certain  payments and  thereafter for life, to each of the individuals  listed in the Summary  Compensation  Table at age 65 assuming continuation of employment until age 65. The amounts shown under Salary reflect the current rate of salary as plan compensation for Messrs.  LeBlanc and
Hynes of $500,000 and $250,000,  respectively, and includes the benefits payable under both the WHX Pension Plan and the SERP. The amount of benefits shown under
Bonus would be payable under the SERP and assumes  continuation of the amount of
Bonus received on average over the prior 3 fiscal years. Robert LeBlanc resigned from his  positions  with the Company  effective  March 14,  2003.  Accordingly, certain  of the  assumptions  and  calculations  from the  chart  below  will be effected.

                           EXECUTIVE PENSION BENEFITS

              NORMAL RETIREMENT                       ANNUAL RETIREMENT BENEFITS FROM:
Name               Date (NRD)      Service at NRD     Salary        Bonus       Total
----               ----------      --------------     ------        -----       -----
R.D. LeBlanc     July 1, 2014      17 yrs. 8 mos.     $165,685    $ 31,493     $197,178
R. K. Hynes      Sept. 1, 2019     30 yrs. 1 mos.     $111,141    $ 17,060     $128,201

            In 1998 WPC established a supplemental defined benefit plan covering
WPC  salaried  employees  employed  as of  January  31,  1998  which  provides a guaranteed minimum benefit based on years of service and compensation. The gross benefit  from  this  plan is  offset  by the  annuitized  value  of the  defined contribution  plan  account  balance and any  benefits  payable from the Pension
Benefit  Guaranty  Corporation  from the previously  terminated  defined benefit pension plan. None of the Named Executive  Officers are entitled to any benefits under such plan.

                                       18

            DEFERRED  COMPENSATION  AGREEMENTS.  Except as described in the next paragraph with respect to the employment agreements of Messrs. LeBlanc, Bradley,
Hynes and Murphy, no plan or arrangement exists which results in compensation to a Named  Executive  Officer in excess of  $100,000  upon such  officer's  future termination of employment or upon a change-of-control.

            EMPLOYMENT  AGREEMENTS.  Mr. Robert D. LeBlanc became Executive Vice
President of the Company pursuant to a three-year  employment agreement dated as of April 7, 1998,  which was  automatically  extended  for  successive  two-year periods unless earlier terminated  pursuant to the provisions of such agreement.
The  agreement  provided  for an annual  salary to Mr.  LeBlanc  of no less than
$400,000 and an annual bonus to be awarded at the Company's sole discretion. Mr.
LeBlanc was granted a bonus of $175,000 in 2001 for services  performed in 2000.
Mr.  LeBlanc was not granted a bonus in 2003 or 2002 for  services  performed in
2002 or 2001,  respectively.  Mr.  LeBlanc  resigned from his positions with the
Company  effective  March 14, 2003. In  connection  with such  resignation,  Mr.
LeBlanc  received a payment of $1,316,667  as required  pursuant to the terms of his employment agreement,  as well as other amounts pursuant to Handy & Harman's benefit plans.

            Mr. James G. Bradley became President and Chief Executive Officer of
WPSC and  Executive  Vice  President  of the Company  pursuant  to a  three-year employment agreement dated as of April 23, 1998, which is automatically extended for successive  three-year  periods unless  earlier  terminated  pursuant to the provisions of such agreement. The agreement provides for an annual salary to Mr.
Bradley of  $400,000  and an annual  bonus to be awarded at the  Company's  sole discretion.  Mr.  Bradley  was not  granted  bonuses in 2003,  2002 and 2001 for services  performed in 2002,  2001 and 2000. The Agreement also provides for Mr.
Bradley to receive a retirement  benefit  under  certain  circumstances.  In the event that Mr. Bradley's employment is terminated by the Company other than with cause, he will receive a payment of $1,200,000.

            Mr.  Robert K. Hynes  became Vice  President-Finance  of the Company pursuant to a one-year  employment  agreement dated July 1, 2001,  which will be automatically extended for successive one-year periods unless earlier terminated pursuant to the  provisions of such  agreement.  Mr. Hynes was promoted to Chief
Financial  Officer in January 2003. The agreement  provides for an annual salary to Mr.  Hynes of no less than  $200,000 and an annual bonus to be awarded at the
Company's sole discretion.  Mr. Hynes was granted a bonus of $15,000 in 2002 for services  performed  in  2001.  In the  event  that  Mr.  Hynes'  employment  is terminated  by the Company  other than with cause,  he will receive a payment of one year's base salary at the  highest  rate in affect for the twelve  preceding months plus bonus plan and compensation accrued.

            Mr. Garen W. Smith became a consultant of the Company  pursuant to a one-year  consulting  agreement  between the Company and  Abundance  Corporation
("Abundance"),  of which Mr. Smith is an officer and an employee, dated February
12, 2003, which will be automatically  extended for successive  one-year periods unless  earlier  terminated  pursuant to the provisions of such  agreement.  The

                                       19

agreement  provides  for an annual  payment of  $200,000.  In the event that the agreement is  terminated by the Company  other than with cause,  Abundance  will receive the remainder of the annual payment.

            REPORT ON REPRICING OF OPTIONS.  None of the stock  options  granted under any of the  Company's  plans were  repriced in the fiscal year ended 2002.
All options were reduced by two-thirds and the exercise price of each option was multiplied by three,  pursuant to the  one-for-three  reverse stock split of the
Common Stock effectuated on August 22, 2002.

            COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION.  Messrs.
Davidow,  Goldsmith  and  Olshan  each  served as a member  of the  Compensation
Committee  of the Board of Directors  during the fiscal year ended  December 31,
2002.  Mr. Olshan is Of Counsel of Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP, which the Company has retained as its outside general counsel since January
1991.  The fees paid such firm by the  Company do not  exceed 5% of such  firm's gross revenues for the fiscal year ended December 31, 2002.

            MANAGEMENT  AGREEMENT  WITH  WPN  CORP.  Pursuant  to  a  management agreement  effective  as  of  January  3,  1991,  as  amended  (the  "Management
Agreement"),  approved by a majority of the Company's  disinterested  directors,
WPN Corp.  ("WPN"),  of which  Ronald  LaBow,  the  Chairman of the Board of the
Company,  is  the  sole  stockholder  and  an  officer  and  director,  provides financial,  management, advisory and consulting services to the Company, subject to the supervision  and control of the  disinterested  directors.  Such services
include,   among  others,   identification,   evaluation   and   negotiation  of
acquisitions,  responsibility  for  financing  matters,  review  of  annual  and quarterly budgets,  supervision and administration,  as appropriate,  of all the
Company's  accounting and financial  functions and review and supervision of the
Company's  reporting  obligations  under Federal and state  securities laws. For fiscal year 2002, 2001 and 2000, WPN received a monthly fee of  $520,833.33.  In
August 1997, the Company granted WPN options to acquire 333,333 shares of Common
Stock.  Such  options  are held by WPN as nominee for Ronald  LaBow,  Stewart E.
Tabin and Neale X.  Trangucci,  each of whom is an officer  of WPN,  and has the right to acquire  200,000,  66,666 and 66,666  shares,  respectively,  of Common
Stock. WPN additionally  beneficially owns options to purchase 327,500 shares of
Common Stock. The weighted average exercise price of all such options is $30.69.
None  of  these   options  were   exercised  in  2002.   The  Company   provides
indemnification  for  WPN's  employees,   officers  and  directors  against  any
liability,  obligation  or loss  resulting  from their  actions  pursuant to the
Management  Agreement.  The  Management  Agreement  has a two  year  term and is renewable  automatically  for successive two year periods,  unless terminated by either  party upon 60 days'  notice prior to the renewal  date.  WPN Corp.  also receives  certain  benefits  from  financial  intermediaries  which it transacts business  with on behalf of the  Company in the form of research  materials  and services, which are used by WPN Corp. on behalf of the Company and in connection with its  other  activities.  For the  fiscal  year  2002,  the  amount  of such reimbursement  was approximately  $75,000.  WPN has not derived any other income and has not received  reimbursement  of any of its  expenses  (other than health

                                       20

benefits and standard  directors'  fees) from the Company in connection with the performance of services  described  above. The Company believes that the cost of obtaining the type and quality of services  rendered by WPN under the Management
Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated entities.

AUDIT COMMITTEE REPORT

            The Board of  Directors  appoints  an Audit  Committee  each year to review the Company's  financial matters.  The members of the Audit Committee are
Louis Klein Jr.,  Robert A.  Davidow and William  Goldsmith.  Each member of the
Company's  audit  committee  meets  the  independence  requirements  set  by the
Securities and Exchange Commission ("SEC") and the New York Stock Exchange.  The
Audit  Committee  operates  under a  written  charter  adopted  by the  Board of
Directors.

            The primary purpose of the Audit Committee is to assist the Board of
Directors in fulfilling its  responsibility  to oversee the Company's  financial reporting  activities.  The Audit Committee meets with the Company's independent accountants  and reviews the scope of their audit,  report and  recommendations.
The Audit  Committee also  recommends to the Board of Directors the selection of the Company's independent accountants.  The Audit Committee met six times during fiscal 2002.  The Audit  Committee  members  reviewed and  discussed the audited financial  statements  for  the  fiscal  year  ending  December  31,  2002  with management.  The Audit  Committee also discussed all the matters  required to be
discussed  by  Statement  of  Auditing   Standard  No.  61  with  the  Company's
independent auditors,  PricewaterhouseCoopers  LLP. The Audit Committee received the  written  disclosures  and the  letter  from  PricewaterhouseCoopers  LLP as required by  Independence  Standards  Board Standard No. 1 and has discussed the independence of PricewaterhouseCoopers LLP with representatives of such firm.

            Based on their review and the discussions described above, the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited financial  statements  be included in the  Company's  Annual Report on Form 10-K filed with the SEC.

                                 Audit Committee
                                 ---------------
                                 Louis Klein, Jr., Chairman
                                 Robert A. Davidow
                                 William Goldsmith

                                       21

2002 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation  Committee  determines the cash and other incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs.  Davidow,  Olshan  and  Goldsmith  serve as  members  of the
Compensation  Committee.  The Stock  Option  Committee  is  responsible  for the administration  and  award  of  stock  options  under  the  1991  Incentive  and
Nonqualified Stock Option Plan and the 2001 Stock Option Plan.  Messrs.  Davidow
and Troubh serve as members of the Stock Option Committee.  Both Messrs. Davidow and Troubh are  non-employee  directors  of the Company,  as defined  under Rule
16b-3 of the Securities Exchange Act of 1934, as amended.  Mr. Davidow serves as
Chairman of the Compensation Committee. The Compensation Committee met two times during the fiscal year ended December 31, 2002.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base  management's  pay, in part, on  achievement  of the  Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership  by  management  is  beneficial  in  aligning  management  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended (the "Code").

            SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the  Compensation  Committee  in that  regard  are acted upon by the Board of
Directors.   Annual  salary   adjustments   are  determined  by  evaluating  the
competitive  marketplace;  the  performance  of the  Company  which  includes in descending  level  of  importance,  operating  income  of the  Company  and cash management,  production  efficiency and quality of products;  the performance of the  executive;  the length of the  executive's  service to the  Company and any increased  responsibilities  assumed by the executive. The Company places itself between the low and medium levels in determining  salaries compared to the other comparable holding companies of industrial businesses.

                                       22

            INCENTIVE COMPENSATION

            H&H Management Incentive Plan
            -----------------------------

            H&H,  which the  Company  acquired  in April 1998 and which is now a wholly owned  subsidiary of the Company,  maintains a Management  Incentive Plan
("MIP") which is an annual incentive  program that rewards selected officers and key employees each year based on their contributions to the profits of H&H.

            Participants  in the  MIP  are  designated  by the  Chief  Executive
Officer  of H&H and  ratified  by the  Compensation  Committee  of the  Board of
Directors of the Company at the  beginning of each fiscal year.  Awards  granted under the MIP are approved by the Board of  Directors of H&H.  None of the Named
Executive Officers received any award under the MIP in 2002.

            2002 WPSC Incentive Plans
            -------------------------

            WPSC had three  principal  incentive  plans in 2002: the Gainsharing
Plan,  the Sales  Incentive  Plan and the  Corporate  Bonus Plan.  Benefits  and
payments under these plans have been suspended in connection with the Chapter 11 filings.  See  "Certain  Relationships  and  Related  Transactions  - Chapter 11
Bankruptcy Filing of Wheeling-Pittsburgh Corporation and its Subsidiaries."

            Other Incentive Compensation
            ----------------------------

            The Company from time to time considers the payment of discretionary bonuses to its executive  officers.  Bonuses would be determined  based,  first, upon the level of  achievement  by the Company of its  strategic  and  operating goals and, second, upon the level of personal  achievement by participants.  The
achievement  of  goals  by  the  Company  includes,   among  other  things,  the
performance  of the Company as  measured  by return on assets and the  operating income of the  Company,  production  efficiency  and  quality of  products.  The achievement of personal goals includes the actual performance of the unit of the
Company for which the executive  officer has  responsibility  as compared to the planned  performance  thereof,  the  level  of  cost  savings  achieved  by such executive  officer,  other individual  contributions,  the ability to manage and motivate  employees  and the  achievement  of  assigned  projects.  Bonuses  are determined  annually after the close of each fiscal year. Despite achievement of personal  goals,  bonuses  may not be given  based upon the  performance  of the
Company as a whole.

            Mr.  LeBlanc,   the  Company's  Principal  Executive  Officer,   was
President and Chief Executive Officer of H&H and Executive Vice President of the
Company in 2002 with an annual  base salary of  $486,615.  As  described  in the
Employment  Agreements  section  above,  Mr.  LeBlanc's  annual  base salary was determined by contract.  In determining such amount,  the Board of Directors had considered  the  responsibilities  performed by Mr.  LeBlanc as  Executive  Vice
President of the Company, Mr. LeBlanc's  responsibilities as President and Chief
Executive  Officer  of H&H,  the  performance  of Mr.  LeBlanc in  managing  and directing the Company's operations,  the efforts by Mr. LeBlanc in assisting the

                                       23

Company to improve its  capital  base and  financial  condition,  a  competitive assessment  of survey data of other  industrial  companies  as it relates to the
Company's performance versus other industrial  companies,  and the evaluation of the other factors described in "Salaries" above. The Compensation  Committee did not grant Mr.  LeBlanc a bonus for his services in 2002.  Mr.  LeBlanc  resigned from his positions with the Company effective March 14, 2003. In connection with such  resignation,  Mr. LeBlanc  received a payment pursuant to the terms of his employment contract.

            STOCK OPTION AND OTHER PLANS

            The Company awarded options to two Named Executive  Offices in 2002:
Robert K. Hynes and Robert D. LeBlanc.  It is the philosophy of the Stock Option
Committee  that stock  options  should be awarded to employees of the Company to
promote   long-term   interests   between  such   employees  and  the  Company's
stockholders  through  an  equity  interest  in the  Company  and  assist in the retention of such  employees.  The Stock Option  Committee  also  considered the amount and terms of options previously granted to executive officers.  The Stock
Option  Committee  believes the potential for equity  ownership by management is
beneficial  in  aligning   management's  and   stockholders'   interest  in  the
enhancement of stockholder  value.  Participation  in restricted  stock,  profit sharing and  incentive  plans is offered,  pursuant to their  terms,  to provide
incentive  to  executive   officers  to  contribute  to  corporate   growth  and
profitability. The options granted to Mr. LeBlanc in 2002 have expired following his resignation on March 14, 2003.

                                   Compensation Committee
                                   ----------------------
                                   Robert A. Davidow, Chairman
                                   William Goldsmith
                                   Marvin L. Olshan

                                       24

            COMMON STOCK PERFORMANCE:  The following graph compares, for each of the fiscal  years  indicated,  the  yearly  percentage  change in the  Company's cumulative  total  stockholder  return on the  Company's  Common  Stock with the cumulative  total  return of a) the Standard  and Poor's  Index,  a broad equity market index and b) Metal Fabricating Industry Group Index.

                               [PERFORMANCE GRAPH]

                            1997      1998        1999        2000        2001       2002
                            ----      ----        ----        ----        ----       ----
WHX CORPORATION            100.00     83.85       75.00        6.25      12.83       6.81
METALS FABRICATION INDEX   100.00     83.99      103.45       84.72      99.60      66.34
S&P 500 INDEX              100.00    128.58      155.64      141.46     124.65      97.10

            There can be no assurance that the Common Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                                       25

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Marvin L.  Olshan,  a director and  Secretary of the Company,  is Of
Counsel of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP  ("OGFR&W").  The
Company has retained  OGFR&W as its outside  general counsel since January 1991.
The fees paid such firm by the  Company  do not exceed 5% of such  firm's  gross revenues for the fiscal year ended December 31, 2002.

            Neil D. Arnold,  a director of the Company,  joined WPN Corp.  as an officer in August 2001. WPN Corp. is wholly-owned  by Ronald LaBow,  Chairman of the  Board  of the  Company,  and is party to a  management  agreement  with the
Company - see below.  Mr.  Arnold was paid  $500,000 by WPN for his  services in
2002.

            Garen W. Smith,  a director of the Company and former  president and
chief  executive  officer  of  Unimast   Incorporated,   a  former  wholly-owned
subsidiary of the Company until its sale in 2002,  received a payment $2,734,700 in 2002  relating  to his  efforts  in  connection  with  the  sale  of  Unimast
Incorporated  by the  Company  prior to the time he  became  a  director  of the
Company.

            MANAGEMENT AGREEMENT

            Pursuant to the Management  Agreement  approved by a majority of the
Company's  disinterested  directors,  WPN, of which Ronald LaBow,  the Company's
Chairman,  is the sole  stockholder and an officer and a director,  provides the
Company with  financial,  management,  advisory and  consulting  services to the
Company,  subject to the supervision and control of the disinterested directors.
The Management Agreement has a two year term and is renewable  automatically for successive  two year  periods,  unless  terminated by either party upon 60 days'
notice  prior  to the  renewal  date.  The  Company  believes  that  the cost of obtaining the type and quality of services  rendered by WPN under the Management
Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated  entities.  See "Executive  Compensation-Management  Agreement
with WPN Corp."

            CHAPTER 11 BANKRUPTCY FILING OF WHEELING-PITTSBURGH  CORPORATION AND
            ITS SUBSIDIARIES

            On  November  16,  2000,  Wheeling-Pittsburgh  Corporation  and  its
subsidiaries,  including  Wheeling-Pittsburgh  Steel Corporation (together,  the
"WPC Group") filed voluntary  petitions (the "Chapter 11 Filings") to reorganize their  businesses under Chapter 11 of the U.S. Code. The Chapter 11 Filings were made in the United States  Bankruptcy  Court for the Northern  District of Ohio.
The WPC Group is in  possession  of its  properties  and assets and continues to
manage  its   businesses   with  its   existing   directors   and   officers  as
debtors-in-possession subject to the supervision of the bankruptcy court.

                                       26

                                 PROPOSAL NO. 2
                       COMPANY'S 2003 INCENTIVE STOCK PLAN

            At the Annual Meeting, a vote will be taken on a proposal to approve the adoption of the Company's 2003 Incentive Stock Plan (the "2003 Plan"), which contains  250,000  shares of the  Company's  Common  Stock  available  for grant thereunder.  The 2003 Plan is intended as an  incentive to retain and to attract new  directors,  officers,  consultants,  advisors  and  employees as well as to encourage a sense of  proprietorship  and stimulate the active  interest of such persons  in the  development  and  financial  success  of the  Company  and  its
Subsidiaries.  The 2003 Plan was adopted by the Board of  Directors on April 28,
2003. A copy of the 2003 Plan is attached hereto as Exhibit A. As of the date of this Proxy  Statement,  no options to purchase  shares of Common  Stock or other rights have been granted to any person under the 2003 Plan.

            The benefits  and amounts to be derived  under the 2003 Plan are not determinable.

DESCRIPTION OF THE 2003 PLAN

            The following is a brief  summary of certain  provisions of the 2003
Plan,  which summary is qualified in its entirety by the actual text of the 2003
Plan attached hereto as Exhibit A.

            THE  PURPOSE  OF THE 2003 PLAN.  The  purpose of the 2003 Plan is to provide additional incentive to the directors, officers,  consultants,  advisors and employees of the Company who are primarily  responsible  for the  management and growth of the Company.

            The Company intends that the 2003 Plan meet the requirements of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Internal  Revenue Code of 1986, as
amended (the "Code") with respect to those Options for which  qualification  for such exception is intended.

            ADMINISTRATION OF THE 2003 PLAN. The 2003 Plan shall be administered by a Committee  consisting of two or more  directors  appointed by the Company's
Board of Directors (the "Committee"). The Committee shall be comprised solely of
"non-employee  directors"  within the  meaning  of said Rule 16b-3 and  "outside directors"  within the meaning of Section 162(m) of the Code, which  individuals shall serve at the pleasure of the Board of Directors. In the event that for any reason the  Committee  is unable to act or if the  Committee  at the time of any grant, award or other acquisition under the 2003 Plan does not consist of two or more "non-employee  directors," or if there shall be no such Committee, then the

                                       27

plan shall be  administered  by the Board of Directors,  provided that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly  compensated  officers that are intended to qualify as  performance-based compensation  under  Section  162(m)  of the  Code may  only be  granted  by the
Committee.

            Subject  to the other  provisions  of the 2003 Plan,  the  Committee shall have the  authority,  in its  discretion:  (i) to designate  recipients of
Options,  stock appreciation rights ("Stock  Appreciation  Rights"),  restricted stock  ("Restricted  Stock") and other equity incentives or stock or stock based awards  ("Equity  Incentives"),  all of which are  referred to  collectively  as
"Rights";  (ii) to  determine  the terms and  conditions  of each Right  granted
(which need not be  identical);  (iii) to interpret the 2003 Plan and all Rights granted  thereunder;  and (iv) to make all  other  determinations  necessary  or advisable for the administration of the 2003 Plan.

            SHARES SUBJECT TO THE 2003 PLAN. Subject to the conditions  outlined below,  the total  number of shares  of stock  which may be issued  pursuant  to
Rights  granted  under the 2003  Plan  shall not  exceed  250,000  shares of the
Company's Common Stock.

            In  the  event  of  any   merger,   reorganization,   consolidation,
recapitalization,  stock  dividend,  stock  split or other  change in  corporate structure affecting the shares of the Company's Common Stock underlying the 2003
Plan, the Committee  shall make an appropriate  and equitable  adjustment in the number and kind of shares  reserved for issuance  under the 2003 Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2003 Plan,  to the end that after such event each  optionee's  proportionate interest shall be maintained as immediately before the occurrence of such event.
The Committee shall, to the extent feasible,  make such other adjustments as may be required  under the tax laws so that any ISOs (as defined  below)  previously granted shall not be deemed modified within the meaning of Section 424(h) of the
Code.  Appropriate  adjustments  shall  also be made in the case of  outstanding
Stock Appreciation Rights and Restricted Stock granted under the 2003 Plan.

            OPTIONS.  An option granted under the 2003 Plan is designated at the time  of  grant  as  either  an  incentive  stock  option  (an  "ISO")  or  as a non-qualified  stock option (a "NQSO").  Upon the grant of an option to purchase shares of  Common  Stock,  the  Committee  will fix the  number of shares of the
Company's  Common Stock that the optionee  may  purchase  upon  exercise of such option and the price at which the shares may be purchased. The purchase price of each  share of the  Company's  Common  Stock  purchasable  under an ISO shall be determined  by the  Committee  at the time of grant,  but shall not be less than
100% of the fair market  value of such share of Common Stock on the date the ISO is granted; provided, however, that with respect to an optionee who, at the time such ISO is granted,  owns more than 10% of the total  combined  voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share shall be at least 110% of the fair market value per share of the Company's
Common  Stock on the date of  grant.  The  purchase  price of each  share of the

                                       28

Company's Common Stock  purchasable under an NQSO shall not be less than 100% of the fair  market  value of such  share of  Common  Stock on the date the NQSO is granted;  provided,  however,  that if an Option granted to the Company's  Chief
Executive Officer or to any of the Company's other four most highly  compensated officers is intended to qualify as performance-based  compensation under Section
162(m) of the Code,  the  exercise  price of such Option  shall not be less than
100% of the fair  market  value of such  share of  Common  Stock on the date the
Option is granted.

            STOCK  APPRECIATION  RIGHTS.  Stock  Appreciation  Rights  shall  be exercisable  at such time or times and subject to such terms and  conditions  as
shall  be  determined  by  the  Committee.   Unless  otherwise  provided,  Stock
Appreciation  Rights  shall  become  immediately  exercisable  and shall  remain exercisable  until  expiration,  cancellation or termination of the award.  Such rights  may be  exercised  in whole or in part by giving  written  notice to the
Company.

            RESTRICTED  STOCK.  Restricted  Stock may be granted  under the 2003
Plan aside from, or in association with, any other award and shall be subject to certain  conditions and shall contain such additional terms and conditions,  not inconsistent  with the  terms of the 2003  Plan,  as the  Committee  shall  deem desirable. A grantee shall have no rights to an award of Restricted Stock unless and until such  grantee  accepts the award within the period  prescribed  by the
Committee  and, if the  Committee  shall deem  desirable,  makes  payment to the
Company in cash,  or by check or such other  instrument  as may be acceptable to the Committee. Shares of Restricted Stock are forfeitable until the terms of the
Restricted Stock grant have been satisfied.

            OTHER EQUITY  INCENTIVES  OR STOCK BASED  AWARDS.  The Committee may
grant Equity Incentives (including the grant of unrestricted shares) to such key persons,  in such  amounts  and  subject  to such terms and  conditions,  as the
Committee  shall in its discretion  determine,  subject to the provisions of the
2003 Plan. Such awards may entail the transfer of actual shares of the Company's
Common  Stock to 2003 Plan  participants,  or  payment in cash or  otherwise  of amounts based on the value of shares of the Company's Common Stock.

            TERM OF THE RIGHTS. The Committee, in its sole discretion, shall fix the term of each Right,  provided  that the maximum term of a Right shall be ten years.  ISOs granted to a 10% Stockholder  shall expire not more than five years after the date of grant.  The 2003 Plan  provides for the earlier  expiration of
Rights in the event of certain terminations of employment of the holder.

            RESTRICTIONS  ON  TRANSFERABILITY.  Options  and Stock  Appreciation
Rights granted hereunder are not transferable and may be exercised solely by the optionee  or  grantee  during his  lifetime  or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.
The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified
Option to (i) a trust for the  benefit of the  optionee  or (ii) a member of the optionee's immediate family (or a trust for his or her benefit).  Any attempt to transfer,  assign,  pledge or otherwise  dispose of, or to subject to execution,

                                       29

attachment or similar process,  any Option or Stock  Appreciation Right contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported  transferee.  Shares of Restricted  Stock are not  transferable until the date on which the  Committee  has  specified  such  restrictions  have lapsed.

            TERMINATION OF THE 2003 PLAN. No Right shall be granted  pursuant to the 2003 Plan following April 28, 2013.

            AMENDMENTS TO THE 2003 PLAN.  The Board of Directors may at any time amend,  suspend or terminate  the 2003 Plan,  except that no amendment  shall be made that would  impair the rights of any  optionee  or grantee  under any Right previously granted without the optionee's or grantee's consent,  and except that no  amendment  shall  be  made  which,  without  the  approval  of  the  Company
Stockholders  would (i)  materially  increase  the number of shares  that may be issued  under  the 2003 Plan  except as  permitted  under  the 2003  Plan;  (ii)
materially increase the benefits accruing to the optionees or grantees under the
2003 Plan;  (iii)  materially  modify the  requirements  as to  eligibility  for participation  in the 2003 Plan;  (iv) decrease the exercise  price of an ISO to less  than 100% of the fair  market  value on the date of grant  thereof  or the exercise  price of a NQSO to less than 100% of the fair market value on the date of grant thereof;  or (v) extend the term of any Option beyond that permitted in the 2003 Plan.

FEDERAL INCOME TAX CONSEQUENCES

            Under the Code,  neither  the grant nor the  exercise of an ISO is a taxable  event to the optionee  (except to the extent an optionee may be subject to alternative  minimum tax);  rather,  the optionee is subject to tax only upon the sale of the Company's  Common Stock  acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the  exercise  price of the option will be taxable to the  optionee.  If certain holding period  requirements are met, such difference will be taxed as a capital gain rather than as ordinary  income to the optionee and the Company will not be permitted a tax deduction.

            Optionees  who  receive  NQSOs  will be  subject  to  taxation  upon exercise of such  options on the spread  between  the fair  market  value of the
Company's  Common Stock on the date of exercise  and the exercise  price of such options.  This spread is treated as  ordinary  income to the  optionee,  and the
Company  is  generally   permitted  to  deduct  as  a  compensation   expense  a
corresponding  amount.  Grantees who receive Stock  Appreciation  Rights will be subject to taxation upon exercise of such Stock Appreciation Rights in an amount equal to the fair  market  value of the  Company's  Common  Stock on the date of exercise.  This amount is treated as ordinary  income to the  granteee,  and the
Company  is  generally   permitted  to  deduct  as  a  compensation   expense  a
corresponding amount

            Grantees who receive  Restricted  Stock are subject to taxation upon the lapse of the  restrictions  to which the  Restricted  Stock is subject in an amount  equal to the fair market value of the  Restricted  Stock on the date the restrictions  lapse. If, however,  the grantee has made a special election under

                                       30

Section  83(b) of the Code,  the grantee will be subject to taxation on the date of the grant in an amount equal to fair market value of the Restricted  Stock on the date of the grant (without regard to the restrictions).  In either case, the
Company is generally  permitted to deduct as a  compensation  expense the amount included in the grantee's income.

VOTE REQUIRED

            Approval  of  this  proposal  requires  the  affirmative  vote  of a majority of the shares  present in person or  represented by proxy at the Annual
Meeting and entitled to vote thereon.

            THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  APPROVAL OF THE
2003 INCENTIVE STOCK PLAN.

                                       31

                                 PROPOSAL NO. 3
                         INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of PricewaterhouseCoopers  LLP has been selected as the independent public accountants for the Company for the fiscal year ending
December  31,  2003.  Although the  selection  of  accountants  does not require
ratification,   the  Audit  Committee  has  directed  that  the  appointment  of
PricewaterhouseCoopers  LLP be submitted to stockholders for ratification due to the  significance  of their  appointment by the Company.  If stockholders do not ratify the appointment of  PricewaterhouseCoopers  LLP, the Audit Committee will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's  independent  public accountants for the fiscal  year ended  December  31,  2002,  is  expected  to be present at the
Meeting and, if he so desires,  will have the  opportunity  to make a statement, and in any event will be available to respond to appropriate questions.

            THE FOLLOWING FEES WERE BILLED BY PRICEWATERHOUSECOOPERS  LLP TO THE
COMPANY  FOR  SERVICES  PERFORMED  ON BEHALF OF THE COMPANY  (EXCLUDING  THE WPC
GROUP), AS DESCRIBED BELOW:

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal year ended  December  31, 2002 and the reviews of the financial  statements  included in the Company's Form 10-Qs for such fiscal year were approximately  $566,000 (including expenses),  of which $282,000 was billed in fiscal 2002.  In addition,  during  fiscal 2002,  PricewaterhouseCoopers  LLP billed the  Company  for fees of $60,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2001.

            The   aggregate   fees  for   professional   services   rendered  by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal year ended  December  31, 2001 and the reviews of the financial  statements  included in the Company's Form 10-Qs for such fiscal year were approximately  $564,000 (including expenses),  of which $268,000 was billed in fiscal 2001.  In addition,  during  fiscal 2001,  PricewaterhouseCoopers  LLP billed the  Company for fees of $319,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2000.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP  for  audit-related  services  for the  years  ended
December 31, 2001 and December 31, 2002 were approximately  $17,500 and $97,000, respectively.  Audit  related  fees  consist  principally  of fees for audits of financial statements of certain employee benefit plans and due diligence related to divestitures.

                                       32

            TAX FEES: The aggregate fees for professional  services  rendered by
PricewaterhouseCoopers  LLP for tax compliance,  tax advice and tax planning for the  combined  fiscal  years ended  December 31, 2001 and December 31, 2002 were
$77,000 and $145,000, respectively.

            ALL  OTHER  FEES:   No  other  fees  were   incurred  or  billed  by
PricewaterhouseCoopers LLP during the years ended December 31, 2001 and December
31, 2002.

THE FOLLOWING  FEES WERE BILLED BY  PRICEWATERHOUSECOOPERS  LLP TO THE WPC GROUP
FOR SERVICES PERFORMED ON BEHALF OF THE WPC GROUP, AS DESCRIBED BELOW:

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the audit of the WPC  Group's  annual  financial statements  for the fiscal years ended  December 31, 2001 and December 31, 2002, respectively,  were approximately  $269,000 and $300,000  (including  expenses), respectively,  of which  $114,000  and  $205,000  were  billed in 2001 and 2002.
Wheeling-Pittsburgh   Corporation  and  its  subsidiaries   are   unconsolidated
subsidiaries of the Company.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP  for  audit-related  services  for the  years  ended
December 31, 2001 and December 31, 2002 were approximately  $63,000 and $69,000, respectively. These fees are for audits of certain employee benefit plans.

            TAX FEES: The aggregate fees for professional  services  rendered by
PricewaterhouseCoopers  LLP for tax compliance,  tax advice and tax planning for the fiscal year ended December 31, 2001 was $32,000.  There were no tax services rendered in 2002.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
PricewaterhouseCoopers  LLP, other than the services  referred to above, for the fiscal years ended  December  31, 2001 and December 31, 2002 were  approximately
$1,884,000 and $2,000,000, respectively, for services performed on behalf of the
WPC Group  primarily  for  advice and  assistance  relating  to the WPC  Group's bankruptcy proceedings and related regulatory filings.

            The  audit  committee  has  considered   whether  the  provision  by
PricewaterhouseCoopers  LLP of the  services  covered by the fees other than the
audit  fees  is  compatible  with   maintaining   PricewaterhouseCoopers   LLP's
independence and believes that it is compatible.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE FOR THE  SELECTION OF THE
INDEPENDENT PUBLIC ACCOUNTANTS.

                                       33

                             SOLICITATION STATEMENT

            The  Company  will  bear  all  expenses  in   connection   with  the
solicitation of proxies. In addition to the use of the mails,  solicitations may be made by the Company's regular  employees by telephone,  telegraph or personal contact,  without  additional  compensation.  The Company has retained Innisfree
M&A,  Inc.  to assist the  Company in the  solicitation  of proxies for a fee of
$7,500 plus expenses. The Company will, upon their request,  reimburse brokerage houses and persons  holding shares of Common Stock in the names of the Company's nominees for their reasonable  expenses in sending  solicited  material to their principals.

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than January 5, 2004.

                                  OTHER MATTERS

            So far as now known,  there is no business other than that described above to be presented for action by the  stockholders at the Meeting,  but it is intended  that the proxies  will be voted upon any other  matters and  proposals that may  legally  come  before  the  Meeting  or any  adjournment  thereof,  in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

            The  Company is  concurrently  sending  all of its  stockholders  of record as of April 14,  2003 a copy of its Annual  Report on Form 10-K/A for the fiscal  year ended  December  31,  2002.  Such  report  contains  the  Company's certified  consolidated  financial statements for the fiscal year ended December
31, 2002, including that of the Company's subsidiaries.

                                      By Order of the Company,

                                      MARVIN L. OLSHAN, Secretary

Dated:  New York, New York
        May 5, 2003

            THE COMPANY  WILL  FURNISH A FREE COPY OF ITS ANNUAL  REPORT ON FORM
10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (WITHOUT  EXHIBITS) TO ALL OF
ITS  STOCKHOLDERS OF RECORD AS OF APRIL 14, 2003 WHO WILL MAKE A WRITTEN REQUEST

                                       34

TO MR. MARVIN L. OLSHAN,  SECRETARY, WHX CORPORATION,  110 EAST 59TH STREET, NEW
YORK, NEW YORK 10022.

                                       35

                                    EXHIBIT A
                                    ---------

                                 WHX CORPORATION

                            2003 INCENTIVE STOCK PLAN

            1. PURPOSE OF THE PLAN.

               This 2003  Incentive  Stock Plan (the  "Plan") is  intended as an incentive, to retain in the employ of and as directors,  officers,  consultants,
advisors  and  employees  to  WHX  Corporation,   a  Delaware  corporation  (the
"Company")  and any  Subsidiary  of the  Company,  within the meaning of Section
424(f) of the United  States  Internal  Revenue  Code of 1986,  as amended  (the
"Code"), persons of training,  experience and ability, to attract new directors, officers,  consultants,  advisors and employees  whose  services are  considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

               It is further  intended that certain options granted  pursuant to the Plan shall constitute  incentive stock options within the meaning of Section
422 of the Code (the  "Incentive  Options")  while certain other options granted pursuant to the Plan shall be  nonqualified  stock  options  (the  "Nonqualified
Options").  Incentive Options and Nonqualified  Options are hereinafter referred to collectively as "Options."

               The Company  intends that the Plan meet the  requirements of Rule
16b-3 ("Rule 16b-3")  promulgated under the Securities  Exchange Act of 1934, as amended (the  "Exchange  Act") and that  transactions  of the type  specified in subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

                                      A-1

            2. ADMINISTRATION OF THE PLAN.

               The Board of Directors of the Company (the "Board") shall appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting of two or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule 16b-3) and "Outside  Directors" (as such term is defined in Section 162(m) of the Code),  which shall serve at the pleasure of the Board.
The  Committee,  subject to  Sections 3 and 5 hereof,  shall have full power and authority to designate recipients of Options,  stock appreciation rights ("Stock
Appreciation  Rights"),  restricted stock ("Restricted  Stock") and other equity incentives or stock or stock based awards ("Equity Incentives") and to determine the terms and  conditions  of  respective  Option,  Stock  Appreciation  Rights,
Restricted Stock and Equity Incentives  agreements (which need not be identical)
and to interpret the  provisions and supervise the  administration  of the Plan.
The Committee shall have the authority,  without limitation,  to designate which
Options  granted  under the Plan shall be  Incentive  Options and which shall be
Nonqualified  Options. To the extent any Option does not qualify as an Incentive
Option, it shall constitute a separate Nonqualified Option.

               Subject  to the  provisions  of the  Plan,  the  Committee  shall interpret the Plan and all Options, Stock Appreciation Rights,  Restricted Stock
and Equity Incentives  granted under the Plan, shall make such rules as it deems necessary  for the  proper  administration  of the  Plan,  shall  make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any Options,  Stock Appreciation  Rights,  Restricted Stock or
Equity  Incentives  granted  under the Plan in the manner and to the extent that the  Committee  deems  desirable  to carry into effect the Plan or any  Options,
Stock Appreciation  Rights,  Restricted Stock or Equity  Incentives.  The act or
determination  of a majority of the Committee shall be the act or  determination of the  Committee  and any decision  reduced to writing and signed by all of the members of the  Committee  shall be fully  effective as if it had been made by a majority at a meeting  duly held.  Subject to the  provisions  of the Plan,  any action taken or  determination  made by the  Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

               In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other  acquisition under the Plan does not  consist of two or more  Non-Employee  Directors,  or if there shall be no such  Committee,  then the Plan shall be  administered by the Board, and references  herein to the Committee (except in the proviso to this sentence)
shall be deemed to be  references  to the Board,  and any such  grant,  award or other  acquisition may be approved or ratified in any other manner  contemplated by  subparagraph  (d) of Rule  16b-3;  provided,  however,  that  grants  to the
Company's  Chief  Executive  Officer or to any of the Company's  other four most highly  compensated  officers that are intended to qualify as  performance-based compensation  under  Section  162(m)  of the  Code may  only be  granted  by the
Committee.

                                      A-2

            3. DESIGNATION OF OPTIONEES AND GRANTEES.

               The persons eligible for  participation in the Plan as recipients of Options (the  "Optionees"),  Stock Appreciation  Rights,  Restricted Stock or
Equity  Incentives  (respectively,  the  "Grantees")  shall  include  directors, officers and employees of, and  consultants  and advisors to, the Company or any
Subsidiary;  provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In selecting  Optionees and Grantees,  and in
determining  the  number  of  shares  to  be  covered  by  each  Option,   Stock
Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or
Grantees,  the Committee may consider any factors it deems  relevant,  including without  limitation,  the office or position  held by the Optionee or Grantee or the Optionee or Grantee's relationship to the Company, the Optionee or Grantee's degree of  responsibility  for and contribution to the growth and success of the
Company  or any  Subsidiary,  the  Optionee  or  Grantee's  length  of  service, promotions and potential. An Optionee or Grantee who has been granted an Option,
Stock Appreciation Right,  Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted
Stock or Equity Incentive(s) if the Committee shall so determine.

            4. STOCK RESERVED FOR THE PLAN.

               Subject to adjustment  as provided in Section 10 hereof,  a total of 250,000 shares of the Company's Common Stock,  $0.01 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to Options and Stock  Appreciation  Rights granted under the
Plan to any  individual  in any calendar  year shall not exceed  125,000 and the method of counting such shares shall conform to any  requirements  applicable to performance-based  compensation  under Section 162(m) of the Code. The shares of
Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously issued shares held by any Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain  unsold and that are not subject to  outstanding
Options  at the  termination  of the Plan  shall  cease to be  reserved  for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option,  Stock  Appreciation  Right,  Restricted Stock, or
Equity Incentives expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise  or vesting in full of an Option,  Stock  Appreciation  Right,  Restricted Stock, or
Equity  Incentives  be reduced for any reason,  the shares of Stock  theretofore subject to such Option,  Stock Appreciation  Right,  Restricted Stock, or Equity
Incentives  may be subject to future  Options under the Plan,  except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

                                      A-3

            5. TERMS AND CONDITIONS OF OPTIONS.

               Options  granted under the Plan shall be subject to the following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (a)  OPTION  PRICE.  The  purchase  price of each  share of Stock purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted; provided,  however, that if an option  granted  to  the  Company's  Chief  Executive  Officer  or to any of the
Company's other four most highly compensated  officers is intended to qualify as performance-based  compensation  under Section  162(m) of the Code, the exercise price of such Option  shall not be less than 100% of the Fair  Market  Value (as such term is  defined  below) of such  share of Stock on the date the  Option is granted.  The exercise  price for each Option shall be subject to  adjustment as provided in Section 10 below.  "Fair Market  Value"  means the closing  price of publicly  traded shares of Stock on the principal  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
NASDAQ Stock Market (if the shares of Stock are  regularly  quoted on the NASDAQ
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be less than the  minimum  price  permitted  under the  rules and  policies  of any national securities exchange on which the shares of Stock are listed.

               (b) OPTION  TERM.  The term of each Option  shall be fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

               (c) EXERCISABILITY. Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

                                      A-4

               Upon the  occurrence  of a "Change in  Control"  (as  hereinafter defined),  the  Committee  may  accelerate  the  vesting and  exercisability  of outstanding  Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion,  the Committee may also determine that, upon the  occurrence  of a Change in  Control,  each  outstanding  Option  shall terminate  within a  specified  number  of days  after  notice  to the  Optionee thereunder,  and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option,  an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise  price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination  thereof,  as the Committee shall determine in its sole discretion.

               For purposes of the Plan, a Change in Control  shall be deemed to have occurred if:

               (i) a tender  offer (or series of related  offers)  shall be made and  consummated  for the  ownership  of 50% or  more of the  outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the  outstanding  voting  securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the commencement of
       such  offer),   any   employee   benefit  plan  of  the  Company  or  its
       Subsidiaries, and their affiliates;

               (ii) the Company  shall be merged or  consolidated  with  another corporation, unless as a result of such merger or consolidation more than
       50% of the  outstanding  voting  securities of the surviving or resulting corporation  shall be owned in the aggregate by the  stockholders  of the
       Company  (as of the  time  immediately  prior to such  transaction),  any employee  benefit  plan of the  Company  or its  Subsidiaries,  and their affiliates;

               (iii) the Company shall sell  substantially  all of its assets to another corporation that is not wholly owned by the Company,  unless as a result of such sale  more than 50% of such  assets  shall be owned in the aggregate by the  stockholders of the Company (as of the time immediately prior to such  transaction),  any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

               (iv) a Person (as defined below) shall acquire 50% or more of the
       outstanding   voting   securities  of  the  Company  (whether   directly,
       indirectly,  beneficially  or of  record),  unless  as a  result  of such acquisition  more than 50% of the  outstanding  voting  securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders  of the  Company  (as of the time  immediately  prior to the

                                      A-5

       first  acquisition  of such  securities  by such  Person),  any  employee benefit plan of the Company or its Subsidiaries, and their affiliates.

               For purposes of this Section 5(c), ownership of voting securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Exchange  Act. In  addition,  for such  purposes,  "Person"  shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (A) the
Company or any of its  Subsidiaries;  (B) a trustee or other  fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its
Subsidiaries;  (C) an underwriter  temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

               (d) METHOD OF  EXERCISE.  Options to the extent then  exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the
Company  from the shares of Stock  otherwise to be received  with such  withheld shares of Stock having a Fair Market Value on the date of exercise  equal to the exercise  price  of the  Option,  or (iii) by a  combination  of the  foregoing, provided that the combined value of all cash and cash  equivalents  and the Fair
Market Value of any shares  surrendered to the Company is at least equal to such exercise  price and except with  respect to (ii)  above,  such method of payment will not cause a  disqualifying  disposition  of all or a  portion  of the Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of Stock purchased  upon exercise of an Option at such time as the Optionee (i) has given written  notice of  exercise  and has paid in full for such  shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

               (e) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

               (f) INCENTIVE OPTION SHARES. A grant of an Incentive Option under this Plan shall  provide that (a) the Optionee  shall be required as a condition of the exercise to furnish to the Company any payroll  (employment) tax required to be withheld, and (b) if the Optionee makes a disposition,  within the meaning

                                      A-6

of Section 424(c) of the Code and  regulations  promulgated  thereunder,  of any share or shares of Stock  issued to him upon  exercise  of an  Incentive  Option granted  under the Plan within the two-year  period  commencing on the day after the date of the  grant of such  Incentive  Option or  within a  one-year  period commencing  on the day after the date of  transfer of the share or shares to him pursuant to the  exercise of such  Incentive  Option,  he shall,  within 10 days after such  disposition,  notify the Company thereof and immediately  deliver to the  Company any amount of United  States  federal,  state and local  income tax withholding required by law.

            6. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

               Stock  Appreciation  Rights shall be  exercisable at such time or times and subject to such terms and  conditions  as shall be  determined  by the
Committee.  Unless otherwise  provided,  Stock Appreciation  Rights shall become
immediately   exercisable  and  shall  remain   exercisable   until  expiration,
cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company. Stock Appreciation Rights to the extent then  exercisable  may be  exercised  for payment in cash,  shares of
Common Stock or a combination  of both, as the Committee  shall deem  desirable, equal to: (i) the  excess of the Fair  Market  Value as defined in Section  5(a)
herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

            7. TERMS AND CONDITIONS OF RESTRICTED STOCK.

               Restricted Stock may be granted under this Plan aside from, or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

               (a) GRANTEE RIGHTS. A Grantee shall have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in section 7(d) below.

               (b)  ISSUANCE OF  CERTIFICATES.  The  Company  shall issue in the
Grantee's  name a  certificate  or  certificates  for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

                                      A-7

               (c) DELIVERY OF  CERTIFICATES.  Unless  otherwise  provided,  any certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

               (d)  FORFEITABILITY,  NON-TRANSFERABILITY  OF  RESTRICTED  STOCK.
Shares of Restricted  Stock are  forfeitable  until the terms of the  Restricted
Stock grant have been satisfied. Shares of Restricted Stock are not transferable until  the date on which the  Committee  has  specified  such  restrictions  has lapsed.  Unless  otherwise  provided,  distributions in the form of dividends or otherwise of  additional  shares or property in respect of shares of  Restricted
Stock shall be subject to the same  restrictions  as such  shares of  Restricted
Stock.

               (e)  CHANGE  OF  CONTROL.  Upon the  occurrence  of a  Change  in
Control,  the Committee may  accelerate  the vesting of  outstanding  Restricted
Stock,  in  whole  or in  part,  as  determined  by the  Committee  in its  sole discretion.

            8. OTHER EQUITY INCENTIVES OR STOCK BASED AWARDS

               The Committee may grant Equity Incentives (including the grant of unrestricted  shares) to such key  persons,  in such amounts and subject to such terms  and  conditions,  as the  Committee  shall in its  discretion  determine, subject to the  provisions  of the Plan.  Such awards may entail the transfer of actual  shares of  Common  Stock to Plan  participants,  or  payment  in cash or otherwise of amounts based on the value of shares of Common Stock.

            9. TERM OF PLAN.

               No Option, Stock Appreciation Rights,  Restricted Stock or Equity
Incentives  shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options,  Stock Appreciation  Rights or
Equity Incentives theretofore granted may extend beyond that date.

            10. CAPITAL CHANGE OF THE COMPANY.

                In the  event  of  any  merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's proportionate  interest shall be maintained as immediately before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other adjustments as may be required under the tax laws so that any Incentive  Options previously  granted shall not be deemed  modified  within the meaning of Section
424(h) of the Code.  Appropriate  adjustments  shall also be made in the case of outstanding  Stock  Appreciation  Rights and Restricted  Stock granted under the
Plan.

                                      A-8

            11. PURCHASE FOR INVESTMENT.

                Unless  the  Options  and  shares  covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Stock Appreciation Rights,  Restricted Stock or
Equity  Incentives  under  the Plan may be  required  by the  Company  to give a representation  in  writing  that he is  acquiring  the  securities  for his own account for investment  and not with a view to, or for sale in connection  with, the distribution of any part thereof.

            12. TAXES.

                (a)  The  Company  may  make  such  provisions  as it  may  deem appropriate,  consistent  with  applicable  law, in connection with any Options,
Stock Appreciation  Rights,  Restricted Stock or Equity Incentives granted under the Plan with  respect  to the  withholding  of any taxes  (including  income or employment taxes) or any other tax matters.

                (b) If any  Grantee,  in  connection  with  the  acquisition  of
Restricted Stock,  makes the election  permitted under section 83(b) of the Code
(that is, an  election to include in gross  income in the year of  transfer  the amounts  specified in section  83(b)),  such Grantee shall notify the Company of the election with the Internal  Revenue Service  pursuant to regulations  issued under the authority of Code section 83(b).

                (c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within
10 days hereof.

            13. EFFECTIVE DATE OF PLAN.

                The  Plan  shall  be  effective  on April  28,  2003;  provided, however,  that the Plan must  subsequently  be approved by majority  vote of the
Company's  stockholders  no later  than the  Company's  next  annual  meeting of stockholders following April 28, 2003.

            14. AMENDMENT AND TERMINATION.

                The Board may amend, suspend, or terminate the Plan, except that no  amendment  shall be made that would  impair the  rights of any  Optionee  or
Grantee under any Option,  Stock Appreciation Right,  Restricted Stock or Equity
Incentive  theretofore  granted without the Optionee or Grantee's  consent,  and except  that no  amendment  shall be made  which,  without  the  approval of the stockholders of the Company would:

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                (a) materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

                (b) materially  increase the benefits  accruing to the Optionees or Grantees under the Plan;

                (c) materially  modify the  requirements  as to eligibility  for participation in the Plan;

                (d) decrease the exercise  price of an Incentive  Option to less than  100% of the  Fair  Market  Value  per  share of Stock on the date of grant thereof or the exercise price of a Nonqualified  Option to less than 100% of the
Fair Market Value per share of Stock on the date of grant thereof; or

                (e) extend the term of any Option  beyond that  provided  for in
Section 5(b).

                The  Committee  may  amend  the  terms  of  any  Option,   Stock
Appreciation Right,  Restricted Stock or Equity Incentive  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee's consent. The Committee may also substitute new Options,  Stock Appreciation  Rights or Restricted Stock
for previously granted Options,  Stock  Appreciation  Rights or Restricted Stock
including  options  granted under other plans  applicable to the participant and previously  granted Options having higher option prices,  upon such terms as the
Committee may deem appropriate.

            15. GOVERNMENT REGULATIONS.

                The  Plan,  and  the  grant  and  exercise  of  Options,   Stock
Appreciation Rights,  Restricted Stock and Equity Incentives hereunder,  and the obligation of the Company to sell and deliver  shares under such Options,  Stock
Appreciation Rights,  Restricted Stock and Equity Incentives shall be subject to all  applicable  laws,  rules  and  regulations,  and to such  approvals  by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

            16. GENERAL PROVISIONS.

                (a) CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities  law, any stock exchange or interdealer  quotation  system upon which the  Stock is then  listed  or traded  and the  Committee  may cause a legend or legends to be placed on any such  certificates to make appropriate  reference to such restrictions.

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                (b)  EMPLOYMENT  MATTERS.  The  adoption  of the Plan  shall not confer upon any Optionee or Grantee of the Company or any  Subsidiary  any right to  continued  employment  or, in the case of an  Optionee  or Grantee  who is a director,  continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary to terminate  the  employment  of any of its  employees,  the service of any of its  directors or the retention of any of its  consultants  or advisors at any time.

                (c)  LIMITATION  OF  LIABILITY.  No  member  of the Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board or the Committee, shall be personally liable for any action, determination or interpretation  taken or made in good faith with respect to the Plan, and all members of the Board or the  Committee  and each and any  officer or employee of the Company  acting on their behalf  shall,  to the extent  permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

                (d) REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or are,  in the  opinion of counsel to the
Company,  exempt from such registration in the United States.  The Company shall not be under any  obligation  to  register  under  applicable  federal  or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                (e)  NON-TRANSFERABILITY.  Options and Stock Appreciation Rights
granted  hereunder  are not  transferable  and may be  exercised  solely  by the
Optionee  or  Grantee  during his  lifetime  or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.
The Committee,  in its sole discretion,  may permit a transfer of a Nonqualified
Option to (i) a trust for the  benefit of the  Optionee  or (ii) a member of the
Optionee's immediate family (or a trust for his or her benefit).  Any attempt to transfer,  assign,  pledge or otherwise  dispose of, or to subject to execution, attachment or similar process,  any Option or Stock  Appreciation Right contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

                (f) NO RIGHTS AS A STOCKHOLDER. No Optionee or Grantee (or other person  having the right to exercise such award) shall have any of the rights of a stockholder  of the Company with respect to shares subject to such award until the issuance of a stock  certificate  to such person for such shares.  Except as

                                      A-11

otherwise   provided  herein,   no  adjustment  shall  be  made  for  dividends,
distributions or other rights (whether ordinary or extraordinary, and whether in cash,  securities  or other  property) for which the record date is prior to the date such stock certificate is issued.

                (g)  TERMINATION BY DEATH.  Unless  otherwise  determined by the
Committee,  if any  Optionee  or  Grantee's  employment  with or  service to the
Company or any  Subsidiary  terminates  by reason of death,  the Option or Stock
Appreciation  Right may thereafter be exercised,  to the extent then exercisable
(or on such  accelerated  basis as the  Committee  shall  determine  at or after grant),  by the legal  representative  of the  estate or by the  legatee  of the
Optionee or Grantee  under the will of the Optionee or Grantee,  for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

                (h)  TERMINATION  BY  REASON  OF  DISABILITY.  Unless  otherwise determined by the  Committee,  if any Optionee or Grantee's  employment  with or service  to the  Company  or any  Subsidiary  terminates  by reason of total and permanent  disability,  any  Option  or Stock  Appreciation  Right  held by such
Optionee  or  Grantee  may  thereafter  be  exercised,  to  the  extent  it  was exercisable at the time of termination due to Disability (or on such accelerated basis  as the  Committee  shall  determine  at or after  grant),  but may not be exercised  after 60 days after the date of such  termination  of  employment  or service  or  the  expiration  of  the  stated  term  of  such  Option  or  Stock
Appreciation Right, whichever period is shorter; provided, however, that, if the
Optionee or Grantee dies within such 60-day period,  any  unexercised  Option or
Stock  Appreciation  Right held by such Optionee or Grantee shall  thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such
Option or Stock Appreciation Right, whichever period is shorter.

                (i)  TERMINATION  BY  REASON  OF  RETIREMENT.  Unless  otherwise determined by the  Committee,  if any Optionee or Grantee's  employment  with or service to the Company or any Subsidiary terminates by reason of Normal or Early
Retirement (as such terms are defined below),  any Option or Stock  Appreciation
Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated  basis as the Committee  shall  determine at or after grant),  but may not be exercised after 60 days after the date of such termination of employment or service or the expiration  of the  stated  term of such  Option  or Stock  Appreciation  Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period,  any  unexercised  Option or Stock  Appreciation
Right held by such Optionee or Grantee shall  thereafter be exercisable,  to the extent to which it was  exercisable  at the time of  death,  for a period of one year after the date of such death or for the stated term of such Option or Stock
Appreciation Right, whichever period is shorter.

                                      A-12

                For purposes of this paragraph (i),  "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                (j)  OTHER  TERMINATION.  Unless  otherwise  determined  by  the
Committee,  if any  Optionee  or  Grantee's  employment  with or  service to the
Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early  Retirement,  the Option or Stock  Appreciation  Right  shall thereupon terminate, except that the portion of any Option or Stock Appreciation
Right that was  exercisable  on the date of such  termination  of  employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right's term if the Optionee or  Grantee's  employment  or  service  with the  Company or any  Subsidiary  is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of an  Optionee  or Grantee  from the employ of or service to the Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

                                           WHX CORPORATION

                                           April 28, 2003

                                      A-13

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF

                                 WHX CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 2003

            The  undersigned,  a  stockholder  of WHX  Corporation,  a  Delaware corporation  (the  "Company"),  does hereby  appoint  Ronald LaBow and Marvin L.
Olshan,  and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be entitled to vote if  personally  present at the 2003 Annual  Meeting of
Stockholders  of the  Company  to be held at the  Dupont  Hotel,  11th &  Market
Streets, Wilmington, Delaware 19801, on June 3, 2003, at 11:00 a.m., Local Time,
or at any adjournment or postponements thereof.

            The undersigned hereby revokes any proxy or proxies heretofore given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated May 5, 2003, and a copy of the Company's Annual Report on
Form 10-K/A for the fiscal year ended December 31, 2002.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  UNLESS
OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE CLASS I DIRECTORS AND
TO  RATIFY  THE  APPOINTMENT  OF  PRICEWATERHOUSECOOPERS  LLP AS  THE  COMPANY'S
INDEPENDENT PUBLIC ACCOUNTANTS.

VOTE BY TELEPHONE                                    VOTE BY INTERNET
-----------------                                    ----------------

It is fast, convenient and immediate.                It is fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone                 immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8883)

Follow these 4 east steps:                           Follow these 4 easy steps:

1.  Read the accompanying proxy statement            1.  Read the accompanying proxy statement
and proxy card.                                      and proxy card.

2.  Call the Toll-Free Number 1-877-PRX-VOTE         2.  Go to the Web site
(1-877-779-8883).                                    http://www.eproxyvote.com/whx

3.  Enter your 14-digit Voter Control                3.   Enter your 14-digit Voter Control
Number located on your Proxy Card above your         Number located on your Proxy Card above your
name.                                                name.

                                      A-14

4.   Follow the recorded instructions.               4.   Follow the instructions provided.
Your vote is important!                              Your vote is important
Call 1-877-PRX-VOTE anytime!                         Go to http://www.eproxyvote.com/whx
                                                     anytime.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PROXIES VOTED BY TELEPHONE OR INTERNET MUST BE RECEIVED BY 11:59 P.M. ON JUNE 2,
2003.

1.    To elect the following Class I directors:  William Goldsmith,  Louis Klein
      Jr. and Howard Mileaf, to serve as directors until the 2006 Annual Meeting of  Stockholders  of the Company  and in each case until their  successors have been duly elected and qualified.

____________ FOR ALL NOMINEES __________ WITHHELD FROM ALL NOMINEES

WITHHELD ____________________________________________________________________
         To withhold authority to vote for any nominees(s), print name above

2.          To adopt the 2003 Incentive Stock Plan.

            FOR ___________         AGAINST  ___________         ABSTAIN ___________

3.    To ratify the appointment of PricewaterhouseCoopers LLP as the independent public  accountants of the Company for the fiscal year ending December 31,
      2003.

      FOR ___________         AGAINST  ___________         ABSTAIN ___________

4.    DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters that may come before the Meeting.

NOTE:  Your  signature  should appear the same as your name appears  hereon.  In signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if mailed in the United States.

Signature:__________________                    Date______________

Signature:__________________                    Date______________

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW: _______________________

                                      A-15